UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

TRIDENT MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)

1090 E. Arques Avenue
Sunnyvale, California 94085
(Address of principal executive offices, with zip code)

(408) 991-8800
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits.

Exhibit	Description

99.1	Press Release issued by Trident Microsystems, Inc., dated April 22, 2003, announcing financial results for the third quarter of fiscal year 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12 — Disclosure of Results of Operations and Financial Condition)

     On April 22, 2003, Trident Microsystems, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of fiscal year 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2003

TRIDENT MICROSYSTEMS, INC.

/s/ Frank Lin Frank C. Lin President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

/s/ Peter Jen Peter Jen Senior Vice President, Asia Operations and Chief Accounting Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit	Description

99.1	Press Release issued by Trident Microsystems, Inc., dated April 22, 2003, announcing financial results for the third quarter of fiscal year 2003.